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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 24, 2003

                             ROUGE INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            001-12852                                  38-3340770
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    (Commission File Number)             (I.R.S. Employer Identification No.)

   3001 MILLER ROAD, P.O. BOX 1699, DEARBORN, MI                  48121-1699
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      (Address of Principal Executive Offices)                    (Zip Code)

                                  313-317-8900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On December 2, 2003, the United States Bankruptcy Court for the District of Delaware in Wilmington issued an order (the "Order") approving bidding procedures related to the Amended and Restated Asset Purchase Agreement, dated as of November 24, 2003, by and among Rouge Industries, Inc. (the "Company"), certain of the Company's subsidiaries, namely Rouge Steel Company and QS Steel Inc., and Severstal. A copy of the Amended and Restated Asset Purchase Agreement is attached hereto as Exhibit 2.1. A conformed copy of the Order is attached hereto as Exhibit 99.1. A copy of the Form of Notice of Sale is attached hereto as Exhibit 99.2. On December 3, 2003, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.3.

SAFE HARBOR STATEMENT

         This Current Report on Form 8-K contains forward-looking information about the Company. A number of factors could cause the Company's actual results to differ materially from those anticipated, including changes in the general economic or political climate, the supply of or demand for and the pricing of steel products in the Company's markets, plant operating performance, product quality, potential environmental liabilities, the availability and prices of raw materials, supplies, utilities and other services and items required by the Company's operations, the level of imports and import prices in the Company's markets, the availability of sufficient cash to support the Company's operations and higher than expected costs. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.      EXHIBIT

2.1 Amended and Restated Asset Purchase Agreement dated as of November 24, 2003, by and among Rouge Industries, Inc., Rouge Steel Company, QS Steel Inc., and OAO SeverStal.

99.1 Conformed copy of the Order of the United States Bankruptcy Court for the District of Delaware in Wilmington, dated December 2, 2003.

99.2             Form of Notice of Sale.

99.3             Press Release issued by Rouge Industries, Inc. on December 3,
                 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2003
ROUGE INDUSTRIES, INC.

                                                   By: /s/ Gary P. Latendresse
                                                       -------------------------
                                                       Gary P. Latendresse
                                                       Vice Chairman &
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

2.1 Amended and Restated Asset Purchase Agreement dated as of November 24, 2003, by and among Rouge Industries, Inc., Rouge Steel Company, QS Steel Inc., and OAO SeverStal.

99.1 Conformed copy of the Order of the United States Bankruptcy Court for the District of Delaware in Wilmington, dated December 2, 2003.

99.2              Form of Notice of Sale.

99.3              Press Release issued by Rouge Industries, Inc. on December 3,
                  2003.

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